Postretirement Benefit Plans - Components of Net Periodic Pension Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Pension and Other Postretirement Benefit Expense [Abstract]
Service cost	$ 17	$ 12	$ 10
Interest cost on the projected benefit obligation	14	11	13
Expected return on plan assets	(6)	(6)	(7)
Amortization of net (gain) loss	2	3	(1)
Curtailments and settlements	(1)	(6)
Other		2
Net periodic cost	$ 26	$ 16	$ 15